UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934



          Date of Report (Date of earliest event reported): May 1, 2003



                            Omega Protein Corporation
             (Exact name of registrant as specified in its charter)



            Nevada                   001-14003               76-0562134
 (State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)





   1717 St. James Place, Suite 550                             77056
          Houston, Texas                                    (Zip Code)
(Address of principal executive offices)


                                  (713) 623-0060
               (Registrant's telephone number, including area code)



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Item 7.           Financial Statements and Exhibits.

       (c)        Exhibit

              Exhibit No.  Description of Exhibit
              -----------  ----------------------

              99.1 Text of Press Release, dated May 1, 2003, titled "Omega Protein Has $2.6 Million Profit for 2003 First Quarter."

Item 9.           Regulation FD Disclosure (Information Furnished in this
                  Item 9 is Furnished under Item 12).

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 1, 2003, Omega Protein Corporation (the "Company") issued a news release reporting the first quarter 2003 earnings. For additional information regarding the Company's first quarter 2003 earnings, please refer to the Company's press release attached to this report as Exhibit 99.1.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Omega Protein Corporation



Dated:  May 1, 2003               By:  /s/ John D. Held
                                  ----------------------------
                                       John D. Held
                                       Senior Vice President, General Counsel
                                          and Secretary



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                                  EXHIBIT INDEX

Exhibit No.           Description Of Document
----------            -----------------------

99.1 Text of Press Release, dated May 1, 2003, titled "Omega Protein Has $2.6 Million Profit for 2003 First Quarter."





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